UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 26, 2014

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

(a)       The Deere & Company (“Company”) annual meeting of stockholders was held on February 26, 2014.

(b)      The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.            The following directors were elected for terms expiring at the annual meeting in 2015:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	228,827,303	7,241,462	1,685,543	62,379,094
Crandall C. Bowles	232,380,501	4,701,632	672,175	62,379,094
Vance D. Coffman	234,921,541	2,163,566	669,201	62,379,094
Charles O. Holliday	235,911,621	1,158,097	684,590	62,379,094
Dipak C. Jain	234,354,921	2,711,521	687,866	62,379,094
Clayton M. Jones	234,855,497	2,226,764	672,047	62,379,094
Joachim Milberg	234,845,318	2,228,804	680,186	62,379,094
Richard B. Myers	233,978,029	1,984,080	1,792,199	62,379,094
Gregory R. Page	236,083,799	990,743	679,766	62,379,094
Thomas H. Patrick	234,393,430	2,666,882	693,996	62,379,094
Sherry M. Smith	236,274,107	807,741	672,460	62,379,094

2.            A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that stockholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company’s Named Executive Officers (“say on pay”) as described in the Compensation Discussion & Analysis (“CD&A”), tabular disclosures, and other narrative executive compensation disclosures in the January 13, 2014 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
220,347,982	12,953,186	4,453,140	62,379,094

3.            Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2014 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
296,361,288	2,554,699	1,217,415

(c)       At the Company’s annual meeting of stockholders in 2011, stockholders approved, on an advisory basis, to hold an annual advisory vote to approve executive compensation.  In keeping with the stockholders’ advisory vote, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials on an annual basis each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Gregory R. Noe
Gregory R. Noe, Secretary

Dated: February 28, 2014